                                                                    EXHIBIT 10.5

                    OFFSHORE WARRANT SUBSCRIPTION AGREEMENT


               This Warrant Subscription Agreement (the "Agreement"), dated as of December 20, 1995, is entered into by and between Unicomp Inc., a Colorado corporation (the "Issuer"), and First Bermuda Securities Limited. (the "Purchaser").


                 The Issuer has offered to sell outside the United States (as that term is defined in Regulation S ("Regulation S") under the United States Securities Act of 1933, as amended (the "Act")) to the Purchaser a warrant to purchase 25,000 shares of its common stock ("Common Stock"), $0.001 par value, at a price of $6.90 per share. Capitalized terms used herein and not defined herein shall have the meanings given to them in Regulation S.

                 The parties hereto agree as follows:

                 1. Sale of Warrant. Upon the basis of the representations and warranties, and subject to the terms and conditions, set forth in this Agreement, the Issuer covenants and agrees to sell to the Purchaser on the Closing Date (as hereinafter defined), a warrant in the form of Exhibit A hereto (the "Warrant") to purchase 25,000 shares of its Common Stock (such shares of Common Stock and other securities issued and issuable upon any exercise of the Warrant or a New Warrant (as defined below), the "Warrant Shares"), at a price equal to $6.90 per share, in exchange for services already rendered in full by the Purchaser in a capital-raising transaction for the Issuer and upon the basis of the representations and warranties, and subject to the terms and conditions, set forth in this Agreement, the Purchaser covenants and agrees to accept from the Issuer on the Closing Date the Warrant as payment in full for said services.


                 2. Closing. The closing of the sale of the Warrant pursuant to Section 1 hereof shall take place on or before December 20, 1995 (the "Closing Date"), at the offices of First Bermuda Securities Limited, located at 33/35 Reid Street, Jardine House, Hamilton Bermuda HM11. The Warrant shall be delivered by, or on behalf of, the Issuer at the above-mentioned offices of First Bermuda on the Closing Date. Delivery of the Warrant shall be in accordance with the instructions of the Purchaser, and in such names as the Purchaser shall instruct, subject to customary settlement procedures.


                 3.    Description of the Warrant

                       (a) Execution and Delivery. The Warrant shall be executed by the Issuer and delivered to the Purchaser on the Closing Date.

                       (b) Exercise. (i) The Issuer covenants that procedures will be implemented ("Procedures") to ensure that the Warrant and any new warrant issued pursuant to Section 2(a) or Section 4 of the Warrant or otherwise (a "New Warrant") may not be exercised within the United States and that no Warrant Share may be delivered within the United States upon any such exercise, other than in an offering that meets the definition of "offshore transaction" pursuant to paragraph (i)(3) of Rule 902 of Regulation S, unless registered under the Act or an exemption from such registration is available. The Purchaser and any subsequent transferee pursuant to the terms of this Agreement and the Warrant or any New Warrant (the Purchaser and each such transferee, a "Holder") covenant not to exercise the Warrant or any New Warrant except in compliance with the Procedures and the terms of this Agreement and the Warrant or such New Warrant.

                             (ii)  Each Holder agrees to deliver, prior to any
exercise of the Warrant or any New Warrant, a certificate in the form of Schedule Two to Exhibit A hereto or a written opinion of counsel that the Warrant, or New Warrant, as the case may be, and the Warrant Shares delivered upon any exercise thereof have been registered under the Act or are exempt from registration thereunder.

                             (iii) The Issuer need not issue or deliver Warrant
Shares unless and until in the opinion of the Issuer's counsel (such counsel's fees to be paid by the Issuer) all applicable requirements of state securities laws and registration of such shares under the Act, and all applicable listing requirements of any national securities exchange on which shares of the same class are then listed have been complied with.

                       (c) Transferability of Warrant. Each Holder will not sell, assign convey, pledge, hypothecate, grant security interests in, encumber, give away or in any other manner dispose of or transfer, whether voluntarily or by operation of law, any of the Warrant any New Warrant or the Warrant Shares to any person or entity that to the actual knowledge of such Holder, competes directly or indirectly with the Issuer without the prior written consent of the Issuer. Any attempted transfer of the Warrant, the Warrant Shares or any New Warrant not m accordance with this Section 3(c) shall be null and void, and the Issuer shall not in any way be required to give effect to such transfer. No transfer of the Warrant or any New Warrant shall be effective for any purpose hereunder unless and until (i) written notice of such transfer and of the name and address of the transferee has been received by the Issuer, (ii) the transferee shall first agree in a writing deposited with the Secretary of the Issuer to be bound by all the provisions of this Agreement, and (iii) in the opinion of the Issuer's counsel (such counsel's fees to be paid by the Issuer) all requirements of applicable state securities laws and any requirement to register such transfer under the Act have been complied with.

                       (d) Successors to the Issuer. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Issuer.

                       (e) Legends. The Warrant and each New Warrant shall bear a legend stating:

     This warrant and the shares of common stock of Unicomp Inc. to be issued upon any exercise of the Warrant have not been registered under the Securities Act of 1933, as amended (the "Act") and this warrant may not be exercised by or on behalf of any U.S. person (as defined in Regulation S under the Act) unless registered under the Act or an exemption from such registration is available.

     In addition this Warrant is subject to restrictions on sale, assignment, conveyance, pledge, hypothecation, grant of security interest, encumbrance, gift or any other manner of disposition or transfer, whether voluntarily or by operation of law, as set forth in an Offshore Warrant Subscription Agreement dated as of December 20, 1995, by and between First Bermuda Securities Limited, and Unicomp Inc., a copy of which is available for inspection at the offices of Unicomp Inc..

Further, unless the Warrant Shares have been registered under the Act, upon any exercise of any part of the Warrant or any New Warrant, all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend:

     The shares of common stock represented hereby have not been registered under the Federal Securities Act of 1933, as amended (the "Act") or the securities laws of any state, and may be offered or sold only if registered under the Act and all other applicable securities laws or if Unicomp Inc. receives a satisfactory opinion of counsel that an exemption from such registration is available.

                 4. Representations and Warranties of the Purchaser. The Purchaser understands, and represents and warrants to, and agrees with, the Issuer, that:

                       (a) The Purchaser understands that no federal or state agency has passed on or made any recommendation or endorsement of the Warrant.

                       (b) The Purchaser acknowledges that, in making the decision to purchase the Warrant, it has relied solely upon independent investigations made by it and not upon any representations made by the Issuer with respect to the Issuer or the Warrant.

                       (c) The Purchaser understands that the Warrant is being offered and sold to it in reliance on specific exemptions or non-application from the registration requirements of federal and state securities laws and that the Issuer is relying upon the truth and accuracy of the representations, wan-antics, agreements, acknowledgements and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Warrant.

                       (d) The Purchaser is not a U.S. Person (as defined in Regulation S) and is not an affiliate of the Issuer.

                       (e) No offer of the Warrant was made to the Purchaser in the United States.

                       (f) At the time the buy order for the Warrant was originated the Purchaser was located outside the United States.

                       (g) None of the Purchaser, its affiliates or any person acting on behalf of the Purchaser or any such affiliate has engaged, or will engage, in any Directed Selling Efforts with respect to the Warrant, any New Warrant or the Warrant Shares; and the Purchaser and its affiliates have complied, and will comply, with the Offering Restrictions, and any other requirements, of Regulation S.

                       (h) The Purchaser is aware that the Warrant, any New Warrant and the Warrant Shares have not been and will not be registered under the Act and may only be offered or sold pursuant to registration under the Act or an available exemption therefrom, and subject to the terms and conditions set forth herein.

                       (i)   The Purchaser:

                             (i)   will not, during the period commencing on
the Closing Date and ending on the day 40 days after the Closing Date (the "Restricted Period"), offer or sell the Warrant, any New Warrant or any Warrant Shares in the United States, to a U.S. Person or for the account or benefit of a U.S. Person or other than in accordance with Rule 903 or Rule 904 of Regulation S; and

                             (ii)  will, after the expiration of the Restricted
Period, offer, sell, pledge or otherwise transfer the Warrant, any New Warrant or any Warrant Shares only pursuant to registration under the Act or an available exemption therefrom and, in any case, in accordance with applicable state securities laws.

                       (j) If the Purchaser offers and sells the Warrant, any New Warrant or any Warrant Shares during the Restricted Period, then it will do so only in accordance with the provisions of Regulation S or pursuant to registration under the Act.

                       (k)   The transactions contemplated by this Agreement:

                             (i)   have not been pre-arranged with a purchaser
located in the United States or is a U.S. Person; and

                             (ii)  are not part of a plan or scheme to evade
the registration provisions of the Act.


                       (l) The Purchaser is purchasing the Warrant for its own account for the purpose of investment and not (i) with a view to, or for sale in connection with, any distribution thereof or of any New Warrant or Warrant Shares or (ii) for the account or on behalf of any U.S. Person.

                       (m) The Purchaser has consulted with the Issuer with respect to the transactions pursuant to this Agreement, and no objection has been raised by the Issuer.

                       (n) Neither the Purchaser nor any affiliate thereof has entered, or will enter or has the intention of entering, into any put option, short position or other similar instrument or position with respect to the Warrant Shares or securities of the same class as the Warrant Shares purchased in any transaction.

                 5. Representations and Warranties of the Issuer. The Issuer represents and warrants to, and agrees with, the Purchaser that:

                       (a) The Issuer has been duly incorporated and is validly existing as a corporation in good standing under the laws of Colorado.

                       (b) This Agreement has been duly authorized, executed and delivered by the Issuer and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Issuer has full corporate. power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

                       (c) No consent, approval authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Issuer or any of its affiliates is required for execution of this Agreement, including, without limitation, the issuance and sale of the Warrant or any exercise of the Warrant or the issuance of shares upon any exercise of the Warrant, or the performance of its obligations hereunder.

                       (d) Neither the sale of the Warrant or any exercise of the Warrant, any New Warrant or the issuance of Warrant Shares upon any exercise of the Warrant, pursuant to, nor the performance of its obligations under, this Agreement by the Issuer will:

                             (i)   violate, conflict with, result in a breach
of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under
(A) the articles of incorporation, charter or by-laws of the Issuer or any of its affiliates, (B) any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Issuer or any of its affiliates of any court, governmental agency or body, or arbitrator having jurisdiction over the Issuer or any of its affiliates or over the properties or assets of the Issuer or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Issuer or any of its affiliates is a party, by which the Issuer or any of its affiliates is bound, or to which any of the properties of the Issuer or any of its affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Issuer or any of its affiliates is a party; or

                             (ii)  result in the creation or imposition of any
lien, charge or encumbrance upon the Warrant, any New Warrant or any Warrant Shares or any of the assets of the Issuer or any of its affiliates.

                       (e) The Warrant (except for clauses iii and vi below) and all Warrant Shares upon issuance:

                             (i)   are, or will be, free and clear of any
security interests, liens, claims or other encumbrances;

                             (ii)  have been, or will be, duly and validly
authorized and will be duly and validly issued;

                             (iii) shall be duly authorized, validly issued,
fully paid and nonassessable, and the Holder will have full legal and equitable title thereto, free and clear of all liens, encumbrances, claims and rights of others created by or through the Issuer. The Issuer shall use its best efforts to list such Warrant Shares prior to such delivery upon each securities exchange, if any, upon which such class of security is listed at the time of such delivery;

                             (iv)  will not have been issued or sold in
violation of any preemptive or other similar rights of the holders of any securities of the Issuer;

                             (v)   will not subject the holders thereof to
personal liability by reason of being such holders; and

                             (vi)  are quoted on, and will be, following the
completion of the Restricted Period (if sold in accordance with the provisions of this Agreement), eligible for trading on, the National Association of Securities Dealers Automated Quotations system ("NASDAQ").

                       (f) The Issuer is a Reporting Issuer and has filed all reports required to be filed by Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the "Exchange Act") during the preceding 12 months and has been subject to such filing requirements for the past 90 days.

                       (g) There is no pending or, to the best knowledge of the Issuer, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Issuer or any of its affiliates that would materially affect the execution by the Issuer of, or the performance by the Issuer of its obligations under, this Agreement.

                       (h) The Issuer, any person representing the Issuer, and, to the best knowledge of the Issuer, any other person selling or offering to sell the Warrant in connection with the transaction contemplated by this Agreement, have not made, at any time through and including the date hereof, any oral communication in connection with the offer or sale of the Warrant which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

                       (i) The Issuer is not in possession of any material non-public information that, if disclosed, would, or could reasonably be expected to have, an effect on the price of the Warrant or the Common Stock as to which the Purchaser is not aware. The Purchaser acknowledges awareness of the

Issuer's intent to file a Form S-3 in the near future in order to register certain shares of the Issuer's common stock which are issued and outstanding but not currently registered and acknowledges that the Issuer currently is placing and may in the future place shares of its common stock in Regulation S offerings other than through the Purchaser.

                       (j) The sale of the Warrant pursuant to this Agreement will be made in accordance with the provisions and requirements of Regulation S and any applicable state law.

                       (k) No offer to buy the Warrant was made to the Issuer by any person in the United States.

                       (l) None of the Issuer, any affiliate of the Issuer, or any person acting on behalf of the Issuer or any such affiliate has engaged, or will engage, in any Directed Selling Efforts with respect to the Warrant, any New Warrant or the Warrant Shares.

                       (m)   The transactions contemplated by this Agreement:

                             (i)   have not been pre-arranged with a purchaser
who is in the United States or is a U.S. Person; and

                             (ii)  are not part of a plan or scheme to evade
the registration provisions of the Act.

                       (n) The Issuer has not issued, and after the Closing Date will not issue, any stop transfer order or other order impeding the sale and delivery of the Warrant, any New Warrant or any Warrant Shares except for a stop order restricting the sale of the Warrant, any New Warrant or any such Warrant Shares into the United States or to, or for the account or benefit of, U.S. Persons during the Restricted Period, and a stop order restricting the sale of the Warrant and any New Warrant pursuant to Section 3(c) hereof.

                       (o) The Issuer has not offered to sell or sold any warrants convertible into its common stock in a transaction involving Regulation S in the past year; and there are no outstanding warrants convertible into its common stock which have been sold in a transaction involving Regulation S, except for the Warrant.


                 6. Covenants of the Issuer. The Issuer covenants and agrees with the Purchaser to:

                       (a) continue to comply with all applicable reporting requirements of the Exchange Act;

                       (b) refrain from publishing or disseminating any material in connection with the offering of the Warrant, any New Warrant or the Warrant Shares except as required by regulatory or judicial order or request or as deemed by the Issuer to be advisable in complying with Nasdaq reporting or listing requirements.

                       (c) ensure that all Offering Restrictions applicable to the sale of Warrant, any New Warrant and the Warrant Shares pursuant to this Agreement are thoroughly complied with and satisfied;

                       (d) refrain from engaging, and insure that none of its affiliates will engage, in any Directed Selling Efforts with respect to the Warrant, any New Warrant and the Warrant Shares; and

                       (e) notify the Purchaser promptly if at any time during the period beginning on the date of this Agreement and ending on the Closing Date (i) any event shall have occurred as a result of which any oral communication made by the Issuer, any person representing the Issuer, or, to the best knowledge of the Issuer, by any other person in connection with the transactions contemplated by this Agreement would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) there is any public disclosure of material information regarding the Issuer or its financial condition or results of operation.

                 7. Conditions Precedent to the Purchasers Obligations. The obligations of the Purchaser hereunder are subject to the performance by the Issuer of its obligations hereunder and to the satisfaction of the following additional conditions precedent:

                       (a) The representations and warranties made by the Issuer in this Agreement shall, unless waived by the Purchaser, be true and correct as of the date hereof and at the Closing Date, with the same force and effect as if they had been made on and as of the Closing Date.

                       (b) The Issuer will provide an opinion of counsel confirming in substance the representations and warranties set out in paragraphs (a), (b), (c), (d), (e) and (f) of Section 5. Such counsel will not opine as to laws of foreign countries.


                 8. Conditions Precedent to the Issuer's Obligations. The obligations of the Issuer hereunder are subject to the performance by the Purchaser of its obligations hereunder and to the satisfaction of the following additional conditions precedent:

                       (a) The representations and warranties made by the Purchaser in this Agreement shall, unless waived by the Issuer, be true and correct as of the date hereof and at the Closing Date, with the same force and effect as if they had been made on and as of the Closing Date.

                       (b) The Purchaser will execute and deliver to the Issuer, and retain in the records of the Purchaser, a certificate in the form attached hereto as Exhibit B.


                 9. Fees and Expenses. Each of the Purchaser and the Issuer agrees to pay its own expenses incident to the performance of its obligations hereunder, including, but not limited to, the fees, expenses and disbursements of such party's counsel.


                 10. Non-delivery of the Warrant. If, on the Closing Date, the Issuer shall fail to deliver the Warrant to the Purchaser pursuant to this Agreement for any reason other than the failure by the Purchaser to comply with its obligations hereunder, then the Issuer shall:

                             (i)   hold the Purchaser harmless against any
loss, claim or damage arising from or as a result of such failure by the Issuer (including, without limitation, any such loss, claim or damage resulting from an obligation to resell the Warrant), and

                             (ii)  reimburse the Purchaser for all of its
out-of-pocket expenses, including fees and disbursements of its counsel, incurred by the Purchaser in connection with this Agreement and the transactions contemplated herein; provided, however, that the Issuer shall then be under no further liability to the Purchaser except as provided in this
Section 10 and Section 11 hereof.


                 11.   Indemnification.

                       (a) In the event the Purchaser becomes involved in any capacity in any action proceeding or investigation in connection with any matter referred to in or relating to this Agreement (except as expressly provided for in paragraph (c) of this Section 11), the Issuer will reimburse the Purchaser for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred, and will indemnify and hold the Purchaser harmless from and against any losses, claims, damages or liabilities to which it may become subject in connection with any such action, proceeding, investigation or matter, unless such loss, claim, damage or liability results primarily from the Purchaser's gross negligence, recklessness or bad faith in performing the services which are the subject of this Agreement.

                       (b) In the event that the Issuer becomes involved in any capacity in any action, proceeding or investigation in connection with any matter referred to in or relating to this Agreement (except as expressly provided for in paragraph (c) of this Section 11), the Purchaser will reimburse the Issuer for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred, and will indemnify and hold the Issuer harmless from and against any losses, claims, damages or liabilities to which it may become subject in connection with any such action, proceeding, investigation or matter, unless such loss, claim damage or liability results primarily from the Issuer's gross negligence, recklessness or bad faith in performing the services which are the subject of this Agreement.

                       (c) Promptly after receipt by an indemnified party under this Section II of notice of the commencement of any action, such indemnified party shall notify the Indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have pursuant to this Section 11 unless, due to the failure to be so notified, the indemnifying party is unable to contest the losses or claims indemnified against, and such omission shall in no event relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 11. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may elect by written notice delivered to such indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, (who shall not, except with the consent of the indemnified party, with consent shall not be unreasonably withheld, be counsel to the indemnifying party); provided however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and otherwise to participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 11 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall be liable for only the reasonable expenses of counsel and shall not be liable for the expenses of more than one separate counsel for each indemnified party), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; provided further, however, that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clauses (i) or (iii).


                 12. Survival of the Representations, Warranties, etc. The respective agreements, representations, warranties, indemnities and other statements made by or on behalf of the Issuer and the Purchaser, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the other party to this Agreement or any officer, director or employee of, or person controlling or under common control with, such party and will survive delivery of any payment for the Warrant.

                 13. Notices. All communications hereunder shall be in writing, and, if sent to the Purchaser shall be sufficient in all respects if delivered, sent by registered mail, or by telecopy and confirmed to the Purchaser at:

                       First Bermuda Securities Limited
                       33/35 Reid Street, Jardine House
                       Hamilton Bermuda HM 11
                       Attention:  Maxwell R. Roberts
                       Telephone:  (441) 295-1330
                       Telecopy:   (441) 292-9471

or, if sent to the Issuer, shall be delivered, sent by registered mail or by telecopy and confirmed to the Issuer at:

                       Unicomp Inc.
                       1800 Sandy Plains Parkway
                       Suite 320A
                       Marietta, Georgia 30066
                       Attention:  Stephen A. Hafer
                       Telephone:  (770) 424-3684
                       Telecopy:   (770) 424-5558

                 14.   Miscellaneous.

                       (a) This Agreement may be executed in one or more counterparts and it is not necessary that signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same agreement.

                       (b) This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and, with respect to Section 11 hereof, the officers, directors and controlling persons thereof and each person under common control therewith, and no other person shall have any right or obligation hereunder.

                       (c) This Agreement shall be governed by, and construed in accordance with, the laws of the islands of Bermuda.

                       (d) The headings of the sections of this document have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.


                 IN WITNESSOF, the parties hereto have duly executed and delivered this Agreement, all as of the day and year first above written.



BY: UNICOMP INC.



Signature:    /s/Stephen A. Hafer
              --------------------------
Name:            Stephen A. Hafer
Title:           Chairman & President



BY: FIRST BERMUDA SECURITIES LIMITED



Signature:    /s/Maxwell R. Roberts
              --------------------------
Name:            Maxwell R. Roberts, CPA
Title:           Chief Operating Officer

                                   EXHIBIT A

                 THIS WARRANT AND THE SHARES OF COMMON STOCK OF UNICOMP INC. TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE ACT) UNLESS REGISTERED UNDER THE ACT OR ON EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE


                 IN ADDITION, THIS WARRANT IS SUBJECT TO RESTRICTIONS ON SALE, ASSIGNMENT, CONVEYANCE, PLEDGE, HYPOTHECATION, GRANT OF SECURITY INTEREST, ENCUMBRANCE, GIFT OR ANY OTHER MANNER OF DISPOSITION OR TRANSFER, WHETHER VOLUNTARILY OR BY OPERATION OF LAW, AS SET FORTH
           IN AN OFFSHORE WARRANT SUBSCRIPTION AGREEMENT, DATED AS OF DECEMBER 20, 1995, BY AND BETWEEN FIRST BERMUDA SECURITIES, LTD., AND UNICOMP INC. "THE AGREEMENT"), A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF UNICOMP INC.


                                    WARRANT


                               to Purchase Shares


                                       of


                        Common Stock ($0.001 par value)


                                       of


                                  UNICOMP INC.


           This certifies that, for value received, First Bermuda Securities Limited and any subsequent transferee pursuant to the terms of the Agreement and this Warrant (each, a "Holder") is entitled to purchase, subject to the provisions of this Warrant, from Unicomp Inc., a Colorado corporation (the "Issuer"), at any time or from time to time on or after the date hereof and on or before December 20, 2000 (the "Expiration Date"), 25,000 fully paid and nonassessable shares of common stock, $0.001 par value (the "Common Stock"), of the Issuer at a price equal to $6.90 per share (the "Exercise Price")(such shares of Common Stock and other securities issued and issuable upon exercise of this Warrant, the "Warrant Shares").

           Section 1. Definitions. Except as otherwise specified herein, terms defined herein shall have the meanings assigned to them in the Agreement.

           Section 2. Exercise of Warrant. (a) Subject to the provisions hereof, this Warrant may be exercised, in whole or in part, but not as to a fractional share, at any time or from time to time on or after the date hereof and on or before the Expiration Date, by presentation and surrender hereof to the Issuer at the address which, in accordance with the provisions of Section 10 hereof, is then effective for notices to the Issuer, with the Election to Purchase Form annexed hereto as Schedule One, duly executed and accompanied by payment to the Issuer as further set forth below in this Section 2, for the account of the Issuer, of the Exercise Price for the number of Warrant Shares specified in such form. If this Warrant should be exercised in part only, the Issuer shall, upon surrender of this Warrant for the cancellation, execute and deliver a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the Warrant Shares purchasable hereunder. The Issuer shall maintain at its principal place of business a register for the registration of this Warrant and registration of transfer for this Warrant. The Exercise Price for the number of Warrant Shares specified in the Election to Purchase Form shall be payable in United States dollars by certified or official bank check payable to the order of the Issuer or by wire transfer of immediately available funds to an account by the Issuer for that purpose.

                 (b) Prior to the delivery of any securities which the Issuer shall be obligated to deliver upon exercise of this Warrant, the Issuer shall use its best efforts to comply with all Federal and state laws and regulations thereunder, including without limitation, Regulation S under the Act, requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority, provided, however, that the Issuer shall have no obligation to register the Warrant Shares beyond its obligation set forth in Section 9 below. The Issuer need not issue or deliver such shares of Common Stock unless and until in the opinion of the Issuer's counsel (such counsel's fees to be paid by the Issuer) all applicable requirements of state securities laws and registration of such shares under the Act, and all applicable listing requirements of any national securities exchange on which shares of the same class are then listed have been complied with.

                 (c) The Issuer covenants that procedures will be implemented ("Procedures") to ensure that this Warrant may not be exercised within the United States and that the Warrant Shares may not be delivered within the United States upon such exercise, other than in offerings that meet the definition of "offshore transaction" pursuant to paragraph (i)(3) of Rule 902 of Regulation S under Regulation Act unless registered under the Act or an exemption from such registration is available. The Holder covenants not to exercise this Warrant except in compliance with the Procedures and the terms of the Agreement. The Purchaser or any other Holder of this Warrant must deliver, prior to any exercise of this Warrant, (i) a certificate in the form attached hereto as Schedule Two or (ii) a written opinion of counsel that this Warrant and the securities delivered upon any exercise thereof have been registered under the Act or are exempt from registration thereunder.

                 (d) All Warrant Shares, when issued upon exercise of this Warrant, shall be duly authorized, validly issued, fully paid and nonassessable, and the Holder will have full legal and equitable title thereto, free and clear of all liens, encumbrances, claims and rights of others created by or through the Issuer. The Issuer shall use its best efforts to list such Warrant Shares prior to such delivery upon each securities exchange, if any, upon which such class of security is listed at the time of such delivery.

                 (e) Unless the Warrant Shares have been registered under the Act, upon any exercise of any part of this Warrant, all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend:


     The shares of common stock represented hereby have not been registered under the Federal Securities Act of 1933, as amended (the "Act") or the securities laws of any state, and may be offered or sold only if registered under the Act and all other applicable securities laws or Unicomp Inc. receives a satisfactory opinion of counsel that an exemption from such registration is available.

                 (f) This Warrant may not be exercised to any extent by anyone after the end of the Warrant term.

           Section 3. Reservation of Shares; Preservation of Rights of Investor. The Issuer hereby agrees that there shall be reserved for issuance and/or delivery upon exercise of this Warrant, such number of Warrant Shares as shall be required for issuance or delivery upon exercise of this Warrant. The Warrant surrendered upon exercise shall be cancelled by the Issuer. After the Expiration Date, no shares of Common Stock shall be subject to reservation in respect of this Warrant. The Issuer further agrees (i) that it will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observation or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Issuer, (ii) promptly to take all action as may from time to time be required in order to permit the Holder to exercise this Warrant and the Issuer duly and effectively to issue shares of its Common Stock or other securities as provided herein upon the exercise hereof, and (iii) promptly to take all action required or provided for herein to protect the rights of the Holder granted hereunder against dilution. Without limiting the generality of the foregoing, should the Warrant Shares at any time consist in whole or in part of shares of capital stock having a par value, the Issuer agrees that before taking any action which would cause an adjustment of the Exercise Price so that the same would be less than the then par value of such Warrant Shares, the Issuer shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of such Common Stock at the Exercise Price as so adjusted. The Issuer further agrees that it will not establish a par value for its Common Stock while this Warrant is outstanding in an amount greater than the Exercise Price.

           Section 4. Exchange, Transfer, Assignment or Loss of Warrant. The Holder will not sell, assign, convey, pledge, hypothecate, grant security interests in, encumber, give away or in any other manner dispose of or transfer, whether voluntarily or by operation of law, any of this Warrant, the Warrant Shares or any new Warrant to any person or entity that, to the actual knowledge of such Holder, competes directly or indirectly with the Issuer without the prior written consent of the Issuer. Any attempted transfer of this Warrant, the Warrant Shares or any new Warrant not in accordance with this Section shall be null and void, and the Issuer shall not in any way be required to give effect to such transfer. No transfer of this Warrant shall be effective for any purpose hereunder until (i) written notice of such transfer and of the name and address of the transferee has been received by the Issuer, (ii) the transferee shall first agree in a writing deposited with the Secretary of the Issuer to be bound by all the provisions of this Agreement and (iii) in the opinion of the Issuer's counsel (such counsel's fees to be paid by the Issuer), all requirements of applicable state securities laws and any requirement to register such transfer under the Act have been complied with. Upon surrender of this Warrant to the Issuer by any transferee authorized under the provisions of this Section 4, and subject to the terms and conditions of the Securities Act, the Issuer shall, without charge, execute and deliver a new Warrant registered in the name of such transferee at the address specified by such transferee, and this Warrant shall promptly be cancelled. The Issuer may deem and treat the registered holder of any Warrant as the absolute owner thereof for all purposes, and the Issuer shall not be affected by any notice to the contrary. Any Warrant, if presented by an authorized transferee, may be exercised by such transferee without prior delivery of a new Warrant issued in the name of the transferee.

                 Upon receipt by the Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Issuer will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute a separate contractual obligation on the part of the Issuer, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

           Section 5. Rights of the Holder. Neither a Holder nor his transferee by devise or the laws of descent and distribution or otherwise shall be, or have any rights or privileges of, a shareholder of the Issuer with respect to any Warrant Shares, unless and until certificates representing such Warrant Shares shall have been issued and delivered thereto.

           Section 6. Adjustments in Exercise Price and Warrant Shares. The Exercise Price and Warrant Shares shall be subject to adjustment from time to time as provided in this Section 6.

                 (a) If the Issuer is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of shares of Common Stock for which this Warrant may be exercised shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

                 (b) If the Issuer declares a dividend on Common Stock, or makes a distribution to holders of Common Stock, and such dividend or distribution is payable or made in Common Stock or securities convertible into or exchangeable for Common Stock, or rights to purchase Common Stock or securities convertible into or exchangeable for Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased, as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend or distribution, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend or distribution, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend or distribution shall equal the aggregate amount so payable immediately before such record date.

                 (c) If the Issuer declares a dividend on Common Stock (other than a dividend covered by subsection (b) above) or distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up or its affairs, any shares of its stock, any evidence of indebtedness or any cash or other of its assets (other than Common Stock or securities convertible into or exchangeable for Common Stock), the Holder shall receive notice of such event as set forth in Section 8 below.

                 (d) In case of any consolidation of the Issuer with, or merger of the Issuer into, any other corporation (other than a consolidation or merger in which the Issuer is the continuing corporation and in which no change occurs in its outstanding Common Stock), or in case of any sale or transfer of all or substantially all of the assets of the Issuer, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Issuer, except where the Issuer is the surviving entity and no change occurs in its outstanding

Common Stock), the corporation formed by such consolidation or the corporation resulting from such merger or the corporation which shall have acquired such assets or securities of the Issuer, as the case may be, shall execute and deliver to the Holder simultaneously therewith a new Warrant, satisfactory in form and substance to the Holder, together with such other documents as the Holder may reasonably request, entitling the Holder thereof to receive upon exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer or exchange of securities, or upon the dissolution following such sale or other transfer, by a holder of the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such consolidation, merger, sale, transfer, or exchange, provided that if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance is not the same for each share of Common Stock in respect of which rights of election shall not have been exercised ("non-electing share"), then for the purpose of this paragraph (d) the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares. Such new Warrant shall contain the same basic other terms and conditions as this Warrant and shall provide for adjustments which, for events subsequent to the effective date of such written instrument shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The above provisions of this paragraph (d) shall similarly apply to successive consolidations, mergers, exchanges, sales or other transfers covered hereby.

                 (e) If the Issuer shall, at any time before the expiration of this Warrant, dissolve, liquidate or wind up its affairs, the Holder shall, upon exercise of this Warrant have the right to receive, in lieu of the shares of Common Stock of the Issuer that the Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such dissolution, liquidation or winding up with respect to such shares of Common Stock of the Issuer had the Holder been the holder of record of such shares of Common Stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution. If any such dissolution, liquidation or winding up results in any cash distribution in excess of the Exercise Price provided by this Warrant for the shares of Common Stock receivable upon exercise of this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Issuer shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full and, in making settlement to the Holder, shall obtain receipt of the Exercise Price by deducting an amount equal to the Exercise Price for the shares of Common Stock receivable upon exercise of this Warrant from the amount payable to the Holder. For purposes of this paragraph, the sale of all or substantially all of the assets of the Issuer and distribution of the proceeds thereof to the Issuer's shareholders shall be deemed a liquidation.

                 (f) If an event occurs which is similar in nature to the events described in this Section 6, but is not expressly covered hereby, the Board of Directors of the Issuer shall make or arrange for an equitable adjustment to the number of Warrant Shares and the Exercise Price.

                 (g) The term "Common Stock" shall mean the Common Stock, $0.001 par value, of the Issuer as the same exists at the Closing Date or as such stock may be constituted from time to time, except that for the purpose of this Section 6, the term "Common Stock" shall include any stock of any class of the Issuer which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Issuer and which is not subject to redemption by the Issuer.

                 (h) The Issuer shall retain a firm of independent public accountants of recognized standing (who may be any such firm regularly employed by the Issuer) to make any computation required under this Section 6, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 6.

                 (i) Whenever the number of Warrant Shares or the Exercise Price shall be adjusted as required by the provisions of this Section 6, the Issuer forthwith shall file in the custody of its secretary or an assistance secretary, at its principal office, and furnish to each Holder hereof, a certificate prepared in accordance with paragraph (h) above, showing the adjusted number of Warrant Shares and the Exercise Price and setting forth in reasonable detail the circumstances requiring the adjustment.

                 (i) Notwithstanding any other provision, this Warrant shall be binding upon and inure to the benefit of any successor or successors of the Issuer.

                 (k) No adjustment in the Exercise Price in accordance with the provisions of this Section 6 need be made if such adjustment would amount to a change in such Exercise Price of less than

$.01; provided, however, that the amount by which any adjustment is not made by reason of the provisions of this paragraph (k) shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

                 (l) If an adjustment is made under this Section 6 and the event to which the adjustment relates does not occur, then any adjustments in accordance with this Section 6 shall be readjusted to the Exercise Price and the number of Warrant Shares which would be in effect had the earlier adjustment hot been made.

                 Section 7. Taxes on Issue or Transfer of Common Stock and Warrant. The Issuer shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock or other securities on the exercise of this Warrant. The Issuer shall not be required to pay any tax which may be payable in respect of any transfer of this Warrant or in respect of any transfers involved in the issue or delivery of shares or the exercise of this Warrants in a name other than that of the Holder and the person requesting such transfer, issue or delivery shall be responsible for the payment of any such tax (and the Issuer shall not be required to issue or deliver said shares until such tax has been paid or provided for).

                 Section 8. Notice of Adjustment. So long as this Warrant shall be outstanding, (a) if the Issuer shall propose to pay any dividends or make any distribution upon the Common Stock, or (b) if the Issuer shall offer generally to the holders of Common Stock the right to subscribe to or purchase any shares of any class of Common Stock or securities convertible into Common Stock or any other similar rights, or (c) if there shall be any proposed capital reorganization of the Issuer in which the Issuer is not the surviving entity, recapitalization of the capital stock of the Issuer, consolidation or merger of the Issuer with or into another corporation, sale, lease or other transfer of all or substantially all of the property and assets of the Issuer, or voluntary or involuntary dissolution, liquidation or winding up of the Issuer, or (d) if the Issuer shall give to its stockholders any notice, report or other communication respecting any significant or special action or event, then in such event, the Issuer shall give to the Holder, at least thirty days prior to the relevant date described below (or such shorter period as is reasonably possible if thirty days is not reasonably possible), a notice containing a description of the proposed action or event and stating the date or expected date on which a record of the Issuer's stockholders is to be taken for any of the foregoing purposes, and the date or expected date on which any such dividend, distribution, subscription, reclassification, reorganization consolidation, combination, merger, conveyance, sale, lease or transfer, dissolution, liquidation or winding up is to take place and the date or expected date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such event.

                 Section 9. Registration Rights. (a) Right to Piggyback. Whenever the Company proposes to register any of its shares of Common Stock under the Securities Act of 1933, as amended (the "Securities Act") and the registration form to be used is not a Form S-8 or Form S-4 and otherwise may be used for the registration of any Warrant Shares (a "Piggyback Registration"), the Company will give prompt written notice to all holders of the Warrant Shares for which the registration form may be used of its intention to effect such a registration and will include in such registration all Warrant Shares (in accordance with the priorities set forth in Subsections 9(b) and 9(c) below) with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company's notice or such shorter time as the Company may deem necessary or advisable due to the anticipated filing date of such registration. Inclusion of Warrant Shares in any secondary registration on behalf of holders of the Company's securities will be subject to any rights of approval and other rights which such holders may have and conditions which such holders may impose.

                 (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities that the Company proposes to sell and (ii) second, the Warrant Shares requested to be included in such registration and other securities requested to be included in such registration pro rata among the holders of the Warrant Shares and the other securities on the basis of the number of securities so requested to be included therein.

                 (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and such other securities as may have the right to be included on a priority with such securities, pro rata based on the number of such securities requested to be included in such registration and
(ii) second, the Warrant Shares and other securities requested to be included in such registration, pro rata based on the number of Warrant Shares and other securities so requested to be included therein.

                 (d) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering will be in the discretion of the Company.

                 Section 10. Notices. All communications hereunder shall be in writing, and, if sent to the Holder shall be sufficient in all respects if delivered, sent by registered mail, or by telecopy and confirmed to the Holder at:
                       First Bermuda Securities Limited
                       33/35 Reid Street, Jardine House
                       Hamilton, Bermuda HMII
                       Attention:  Maxwell R. Roberts
                       Telephone:  (809) 295-1330
                       Telecopy: (809) 292-9471

or it to any other Holder, addressed to such Holder at such address as it shall have specified to the Issuer in writing, or, if sent to the Issuer, shall be delivered, sent by registered mail or by telecopy and confirmed to the Issuer at:

                       Unicomp Inc.
                       1800 Sandy Plains Parkway
                       Suite 320A
                       Marietta, Georgia 30066
                       Attention:  Stephen A. Hafer
                       Telephone:  (770) 424-3684
                       Telecopy:   (770) 424-5558

                 Section 11. Governing Law. This Warrant shall be governed by, and interpreted in accordance with, the laws of the State of Colorado.


Dated:  December 20, 1995



UNICOMP INC.



BY:       S.A. Hafer
     -----------------------
Name:     S.A. Hafer
Title:    President


ATTEST:


Mary Ann Culpepper
- ------------------
   Secretary

                                                                    Schedule One

                              ELECTION TO PURCHASE

          The undersigned hereby irrevocably elects to exercise this Warrant and
to purchase                   shares of Unicomp Inc. Common Stock issuable
upon the exercise of this Warrant, and requests that certificates for such shares shall be issued in the name of:


- --------------------------------------------------------------------------------
                                     (Name)


- --------------------------------------------------------------------------------
                                   (Address)


- --------------------------------------------------------------------------------
                (United States Social Security or other taxpayer
                       identifying number, if applicable)


and, if different from above, be delivered to:


- --------------------------------------------------------------------------------
                                     (Name)


- --------------------------------------------------------------------------------
                                   (Address)

and, if the number of Warrant Shares so purchased are not all of the Warrant Shares issuable upon exercise of this Warrant, that a Warrant to purchase the balance of such Warrant Shares be registered in the name of, and delivered to, the undersigned at the address stated below.

Date:                        , 19
      -----------------------

Name of Registered Owner:
                           ----------------------------------------------------

- -------------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

- --------------------------------------------------------------------------------

Signature:
           ---------------------------------------------------------------------

                                                                    Schedule Two





[Warrant Agent]

Dear Sir/Madam

          In connection with the warrant of Unicomp Inc. issued to First Bermuda Securities Limited, on December 20, 1995, and attached hereto, the undersigned certifies, represents and warrants as follows:

1. I/We hereby exercise the warrants identified above. [Give details of how payment is being made, in accordance with terms of warrants.]

2. I/We hereby certify that I am/we are not a U.S. person (as that term is defined in Regulation S under the Securities Act); nor am I/we acting for or on behalf of a U.S. person.

3. At the time of exercise of the warrants I am/we are and any person for whom we are acting is located outside the United States.

4.        Please deliver the common stock of Unicomp Inc. as follows:


                         -------------

                         -------------

                         -------------


                 [specify address outside the United States]


                                        Very truly yours,



                                        [WARRANTHOLDER]

                                        By:
                                            ------------------
                                                Name:
                                                Title:

                                   EXHIBIT B





[Warrant Agent]

Dear Sir/Madam

          In connection with the Warrant of Unicomp Inc., issued to First Bermuda Securities Limited, on December 20, 1995, and attached hereto, the undersigned performed the functions of managing underwriter in connection with the offering of such warrants and certifies, represents and warrants as follows:

          We hereby certify that the distribution of the warrants identified above was completed on December 20, 1995.

                                           Very truly yours,



                                        FIRST BERMUDA SECURITIES LIMITED



                                        By:
                                            -------------------------------
                                                Name:
                                                Title: